Proposed Acquisition of XLNT
Veterinary Care, Inc. (dba Pet DRx)

September 11, 2006

by

Echo Healthcare Acquisition
Corporation

Presentation Agenda

Cautionary Legends and Safe Harbor

Transaction Overview

Industry Overview

Pet DRx Strategy

Investment Highlights

Sept. 11, 2006

Cautionary Legends

The attached presentation was filed with the Securities and Exchange Commission (“SEC”) as part of the
Form 8-K filed by Echo Healthcare Acquisition Corporation (“Echo Healthcare” or “Echo”) on September 11,
2006. Echo is holding presentations for its stockholders regarding its purchase of XLNT Veterinary Care, Inc.
(“Pet DRx”).  A copy of the complete presentation is available at the SEC’s website (http://www.sec.gov)
and the Company’s website (http://www.echohealthcare.com) under the “News Releases” tab.

Morgan Joseph & Co. Inc. (“Morgan Joseph”), the managing underwriter of Echo’s initial public offering
(“IPO”) consummated March 2006, is assisting Echo in these efforts and will receive an advisory fee equal to
$750,000.  Echo, Pet DRx and their directors, executive officers, affiliates, Morgan Joseph and Roth Capital
Partners, LLC (“Roth”) may be deemed to be participants in the solicitation of proxies for the special meeting of Echo’s stockholders to be held to approve this transaction.

Stockholders of Echo and other interested persons are advised to read, when available, Echo’s preliminary proxy statement and definitive proxy statement in connection with Echo’s solicitation of proxies for the special meeting to approve the acquisition because these proxy statements will contain important information.  Such persons can also read Echo’s final prospectus, dated March 17, 2006, as well as periodic reports filed with the SEC, for more information about Echo, its officers and directors, Morgan Joseph and
Roth and their interests in the successful consummation of this business combination.  Information about the directors and officers of Pet DRx as well as updated information about Morgan Joseph, Roth and the directors and officers of Echo and Pet DRx will be included in the definitive proxy statement.  Morgan Joseph, Roth, the directors and officers of Echo and Pet DRx have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Echo generally.  Those interests will be described in greater detail in the definitive proxy statement with respect to the merger, which may include potential fees to Morgan Joseph and Roth, employment relationships, potential membership on the Echo Board of
Directors, option and stock holdings and indemnification.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for the purpose of convening a special meeting to vote on this transaction.  Stockholders and other interested persons will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the SEC, without charge, by visiting the SEC’s Internet site at (http://www.sec.gov).

Sept. 11, 2006

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Echo, Pet DRx and their combined business after completion of the proposed transaction.  Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of Echo’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: veterinary services trends, including factors affecting supply and demand; Pet DRx’s dependence on acquisitions for growth; labor and personnel relations; credit or currency risks affecting Pet DRx’s revenue and profitability; conditions in financial markets that impact Pet DRx’s ability to obtain capital to finance acquisitions; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in Echo’s filings with the SEC, including the final prospectus relating to Echo’s IPO dated March 17, 2006.  The information set forth herein should be read in light of such risks.  Neither Echo nor Pet DRx assumes any obligation to update the information contained in this presentation.

This presentation contains disclosures of EBITDA and hospital EBITDA for certain periods, which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, and hospital EBITDA, which is EBITDA before corporate expenses, are appropriate measures of evaluating operating performance and liquidity, because they reflect the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA and hospital EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA and hospital EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Sept. 11, 2006

Transaction Overview

Parties to the Transaction:  Echo & Pet DRx

Echo
Healthcare
Acquisition

Corp.
(“Echo”)

Echo is a special purpose acquisition corp. (“SPAC”)
seeking to acquire a healthcare company

Echo’s Board of Directors has significant experience
building successful healthcare companies

Mar 2006: Completed IPO; raised net proceeds of
$54.9 million through sale of 7.2 million units @
$8.00 per unit (unit = 1 share of common stock +
1 warrant exercisable @ $6.00)

At 6/30/06: Had $55.7 million in trust; about $7.74
per unit

Veterinary primary care operator

Owns and operates 11 veterinary hospitals in 3
regional markets

As of Sep 11, 2006, has definitive agreements to
acquire 5 other facilities (scheduled to close in 60
days) with an additional 12 facilities under LOI

XLNT
Veterinary
Care
(“Pet DRx”)

Sept. 11, 2006

Investment Rationale

Platform acquisition to take advantage of:

Fragmented industry

Attractive industry fundamentals

Attractive unit economics

Growth oriented capital structure

Experienced management team and hands-on directors

Goals:

To be the dominant provider of high quality veterinary care

Achieve $1 billion+ of revenues

Sept. 11, 2006

Proposed Transaction

Economic structure

Echo Healthcare
Acquisition Corporation

XLNT Veterinary
Care, Inc.

61% to 65%
ownership

35% to 39%
ownership

Approx. $48M to $60M
Annualized
Revenues at Closing

$55.7M Cash*

100% Stock
Transaction

Pet DRx Corporation

*As of June 30, 2006. Cash contribution will be reduced by transaction expenses, certain deferred IPO expenses and amounts paid, if any, to Echo stockholders who elect redemption.

Sept. 11, 2006

Transaction Terms

Consideration: 100% newly issued shares of Echo common stock based on a multiple of 2.0x “pro-forma revenues” for the 12 months ending December 31,
2006 plus $1 million as well as the assumption of $16.5 million of debt

Total shares issued will range from 13.5 to 16.8 million, assuming a per share value of $7.20

Pet DRx’s “pro-forma revenue” and hospital EBITDA* for period ending 12/31/06 must exceed $48.0 million and $8.15 million

Subject to adjustment in event that Pet DRx total debt at closing exceeds $16.5 million (which Echo will assume at closing)

Conditions to Closing:

Echo stockholder approval and no more than 20% of Echo stockholders requesting redemption

Customary closing conditions for transactions of this nature

Date of Definitive Agreement: September 11, 2006

Scheduled Closing Date:  Q2 2007

Company Name:  Echo will be renamed Pet DRx Corporation

* Defined as pro forma hospital EBITDA contribution before corporate expenses; Including all acquisitions subject to signed purchase agreements entered into on or before 12/31/06 and closed prior to 3/31/07

Sept. 11, 2006

Proposed Transaction

Pro Forma Ownership Analysis

(shares in 000s)

Management

1,553

6.5%

1,553

4.8%

Pet DRx Significant Stockholders

(2)

10,370

43.4%

10,370

32.2%

Echo Founders

(3)

2,124

8.9%

2,582

8.0%

Public Stockholders

(4)

9,842

41.2%

17,655

54.9%

Total Shares Outstanding

23,889

100%

32,160

 100%

(1)  Assumes midpoint of valuation range of $109 million and a per share price of Echo common stock of $7.20.

(2)  Includes all Significant Stockholders (as defined in the Merger Agreement) of Pet DRX who are subject to lock-up.

(3)  Includes all interests held by Echo founders.

(4)  Assumes exercise of all Echo warrants.

Note: Includes shares to be issued to certain acquisitions to be made before closing.

Ownership

(1)

Fully-Diluted

Primary

Ownership

(1)

Sept. 11, 2006

Industry Overview

Large and Growing Market

2001

2006
projection

1996

1991

$ Billions

Veterinary Healthcare Spending: 1991-2006

Market is
growing at
9.2% CAGR

1991- 2001

     Source: American Veterinary Medical Association (“AVMA”) U.S. Pet Ownership & Demographics Sourcebook (2002 Edition)

                  2006 estimate per APPMA 2005/2006 National Pet Owners Survey

$6.9

$11.0

$18.2

$21.4

Sept. 11, 2006

17,500

The Market is Extremely Fragmented

1991

2005

Number of AVMA Hospitals

Hospital count – 1991-2005

22,000

Independents

NVA

VCA

Banfield

The top 3 operators
comprise less than
5% of the industry’s
hospitals

   Source: American Veterinary Medical Association, 1991 figure estimated

Sept. 11, 2006

Additional Favorable Industry Characteristics

Primary Care Services Delivered in One Location

Emotionally Driven Customer

Pets often treated like family members

100% Private Pay

Nominal presence of pet health insurance

Cash Business

Payment typically at time of service

Limited Liability

Low potential for litigation

Sept. 11, 2006

Pet DRx Strategy

PET DRx Opportunity Drivers

Advances in Science and Medical Technology

More treatments and diagnostic capabilities for pets

Favorable Pet Population / Demographics

More pets – 62% of U.S. households own a pet and 46% own more than one pet

Fragmented Delivery Systems

Not capable of delivering state of the art care

Lack of Liquidity for the Aging Veterinarian Practice Owners

Demographic shifts to younger practitioners

Scale of veterinary practices requires more financial resources to acquire

Consumer Demand for Broader Scope of Services

Revenue and Margin Enhancement Opportunities

Sept. 11, 2006

Revenue and Margin Opportunities

Increase

Revenues

& Margins

Proactive
Marketing

Cluster
Strategy

Enhance

Doctor

Productivity

Economies
of Scale

Ancillary
Products

Personnel

Training

Sept. 11, 2006

Conclusion

Conclusion

Large, growing and highly fragmented market

$18B+ and high single digit growth

Top 3 hospital operators own <5% of total hospitals

Ideal acquisition platform

Proven model

Critical mass

Acquisition pipeline

Great people

Arbitrage between private and public market values

Management has executed consolidation strategy in this
market before

Sept. 11, 2006